HALLIBURTON COMPANY
                            PERFORMANCE UNIT PROGRAM
                              TERMS AND CONDITIONS

                                TABLE OF CONTENTS

ARTICLE I..................................................................... 1
PURPOSE....................................................................... 1

ARTICLE II.................................................................... 1
DEFINITIONS................................................................... 1

         2.1      Definitions................................................. 1
         2.2      Number...................................................... 4
         2.3      Headings.................................................... 4

ARTICLE III................................................................... 4
PARTICIPATION................................................................. 4

         3.1      Participants................................................ 4
         3.2      Partial Performance Cycle Participation..................... 4
         3.3      No Right to Participate..................................... 5
         3.4      Consent to Dispute Resolution............................... 5

ARTICLE IV.................................................................... 6
ADMINISTRATION................................................................ 6

ARTICLE V..................................................................... 6
AWARD DETERMINATIONS.......................................................... 6

         5.1      Performance Measures........................................ 6
         5.2      Performance Requirements.................................... 6
         5.3      Award Determinations........................................ 7
         5.4      Incentive Opportunities .................................... 7
         5.5      Discretionary Adjustments................................... 7

ARTICLE VI.................................................................... 7
DISTRIBUTION OF AWARDS........................................................ 7

         6.1      Form and Timing of Payment.................................. 7
         6.2      Excess Remuneration......................................... 8
         6.3      Elective Deferral........................................... 8
         6.4      Tax Withholding............................................. 8

ARTICLE VII................................................................... 8
TERMINATION OF EMPLOYMENT..................................................... 8

         7.1      Termination of Service During Performance Cycle............. 8
         7.2      Termination of Service after End of Performance
                  Cycle But Prior to the Payment Date......................... 9

ARTICLE VIII.................................................................. 9
RIGHTS OF PARTICIPANTS AND BENEFICIARIES...................................... 9

         8.1      Status as a Participant or Beneficiary...................... 9
         8.2      Employment.................................................. 9
         8.3      Nontransferability..........................................10
         8.4      Nature of Program...........................................10

ARTICLE IX....................................................................11
CORPORATE CHANGE..............................................................11

ARTICLE X.....................................................................11
AMENDMENT AND TERMINATION.....................................................11

ARTICLE XI....................................................................11
MISCELLANEOUS.................................................................11

         11.1     Governing Law...............................................11
         11.2     Successor...................................................12
         11.3     Status of Stock.............................................12
         11.4     Stockholder Approval........................................12

                                    ARTICLE I

                                     PURPOSE
     The  purpose  of this  document  is to set  forth  the  general  terms  and conditions applicable to the Performance Unit Program (the "Program") established by the Halliburton Company (the "Company") Compensation Committee of Directors pursuant to, and in implementation of, Article X of the Company's 1993 Stock and Long-Term Incentive Plan, as amended (the "1993 Plan"). The Program is intended to carry out the purposes of the 1993 Plan and provide a means to reinforce objectives for sustained long-term performance and value creation by awarding selected key executives of the Company with payments in cash and/or Company stock based on the level of achievement of pre-established performance goals during individual performance cycles. The Program is also intended to support strategic planning processes, balance short and long-term decision making and help provide competitive total compensation opportunities.

                                   ARTICLE II

                                   DEFINITIONS

     2.1 Definitions. Where the following words and phrases appear in the Program, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary. Other initially capitalized terms used herein but not defined shall have the meanings ascribed to them in the 1993 Plan.

          "Affiliate" shall mean a Subsidiary of the Company or a division or designated group of the Company or a Subsidiary.

          "Average Salary " shall mean the average base pay rate of all Participants in a particular Participant Category as of January 1 of the first year of any Performance Cycle, including base pay a Participant could have received in cash in lieu of (i) contributions made on such Participant's behalf to a qualified plan maintained by the Company, to any cafeteria plan under Section 125 of the Code maintained by the Company or to a qualified transportation fringe benefit program under Section 132 of the Code and (ii) deferrals of compensation made at the Participant's election pursuant to a plan or arrangement of the Company or an Affiliate, but excluding any Awards under this Program and any other bonuses, incentive pay or special awards.

          "Award" shall mean the incentive compensation amount payable either in cash, Common Stock or a combination thereof to a Participant under the Program for the Performance Cycle determined in accordance with Article V.

          "Award Schedule" shall mean the schedule that aligns the level of achievement of applicable Performance Goals with Incentive Opportunities for a particular Performance Cycle, such that the level of achievement of the pre-established Performance Goals at the end of such Performance Cycle will determine the actual Award.

          "Beneficiary" shall mean the person, persons, trust or trusts entitled by Will or the laws of descent and distribution to receive the benefits specified under the Program in the event of the Participant's death prior to full payment of a Award.

          "Board of Directors" shall mean the Board of Directors of the Company.

          "Cause" shall mean (i) the conviction of the Participant of a felony under Federal law or the law of the state in which such action occurred,
     (ii) dishonesty in course of fulfilling the Participant's employment duties or (iii) the disclosure by the Participant to any unauthorized person or competitor of any confidential information or confidential knowledge as to the business or affairs of the Company and its Affiliates.

          "CEO" shall mean the Chief Executive Officer of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Committee" shall mean the Compensation Committee of Directors, appointed by the Board of Directors from among its members to administer the 1993 Plan in accordance with Article IV thereof.

          "Common Stock" shall mean the common stock, par value $2.50 per share, of the Company.

          "Company" shall mean Halliburton Company and its successors.

          "Corporate Change" shall have the meaning set forth in Article II, Section (h) of the 1993 Plan.

          "Dispute Resolution Program" shall mean the Halliburton Dispute Resolution Plan.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "Fair Market Value" shall have the meaning set forth in Article II, Section (j) of the 1993 Plan.

          "Incentive Opportunity" shall mean, with respect to a particular Participant Category, incentive award payment amounts, expressed as a percentage of Average Salary, which corresponds to various levels of pre-established Performance Goals, determined pursuant to the Award Schedule.

          "Key Executive" shall mean a full-time, active employee who is an executive, including an officer, of the Company or an Affiliate (whether or not he or she is also a director thereof), who is compensated for such employment by a regular salary and who, in the opinion of the Committee, is a key member of management of the Company and its Affiliates in a position to contribute materially to the Company's continued growth and development and to its future financial success.

          "1993 Plan" shall mean the Halliburton Company 1993 Stock and Long-Term Incentive Plan, as amended.

          "Participant" shall mean a Key Executive who participates in the Program pursuant to the provisions of Article III hereof. A Key Executive shall not be eligible to participate in the Program while on a leave of absence.

          "Participant   Category"   shall  mean  a  grouping  of   Participants
     determined in accordance with the applicable provisions of Article III hereof.

          "Payment Date" shall mean, with respect to a particular Performance Cycle, the last business day of February of the year next following the end of such Performance Cycle.

          "Performance Cycle" shall mean each period of three consecutive calendar years. Performance Cycles shall begin on January 1 of each of 2001, 2002 and 2003, unless the Program is earlier terminated or suspended. Performance Cycles shall overlap.

          "Performance Goals" shall mean, for a particular Performance Cycle, levels of achievement of applicable Performance Measures, as established by the Committee at the start of each Performance Cycle, used to gauge Company performance. Performance Goals may be based on Company, Subsidiary, business unit or business group performance, on comparative performance with other companies or on a combination thereof.

          "Performance Measures" shall mean the objective criteria selected by the Committee which are used in determining Performance Goals. Performance Measures may include financial measures such as average return on capital employed, average annual return on investment, earnings per share, cash value added or such other performance criteria as may by permitted under the 1993 Plan. The Committee may select one Performance Measure or multiple Performance Measures for a particular Performance Cycle.

          "Program" shall mean the Performance Unit Program under the 1993 Plan. The duration of the Program shall be coterminous with the 1993 Plan in accordance with the provisions of Article III of the 1993 Plan.

          "Subsidiary"  shall have the meaning set forth in Article II,  Section
     (aa) of the 1993 Plan.

     2.2 Number. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular.
     2.3 Headings. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between headings and the text of the Program, the text shall control.

                                   ARTICLE III

                                  PARTICIPATION

     3.1 Participants. Participants for any Performance Cycle shall be those active Key Executives who are nominated by the CEO and approved by the Committee within the first ninety (90) days of such Performance Cycle.
     3.2 Partial Performance Cycle Participation. If, after the beginning of a Performance Cycle, (i) a person is newly hired, promoted or transferred into a position in which he or she is a Key Executive, or (ii) an employee who was not previously a Participant for such Performance Cycle returns to active employment as a Key Executive following a leave of absence, the Committee, or its delegate, may designate in writing such person as a Participant for the pro rata portion of such Performance Cycle beginning on the first day of the month following such designation.
     If a Key Executive who has previously been designated as a Participant for a particular Performance Cycle takes a leave of absence during such Performance Cycle, all of such Participant's rights to an Award for such Performance Cycle shall be prorated based upon that portion of the Performance Cycle during which he or she was an active Participant, in which case the prorated portion of the Award shall be paid in accordance with the provisions of Section 6.1, unless the Committee shall determine that such Participant's Award for such Performance Cycle shall be forfeited.
     Each Participant shall be assigned to a Participant Category at the time he or she becomes a Participant for a particular Performance Cycle. If a Participant thereafter incurs an adverse change in status during such Performance Cycle due to demotion, reassignment or transfer, the Committee may approve such adjustment in the Participant's Incentive Opportunity as it deems appropriate under the circumstances (including, without limitation, reassigning such Participant to another Participant Category or terminating his or her participation in the Program for the remainder of the Performance Cycle), any such adjustment to be made on a pro rata basis for the balance of the Performance Cycle.
     3.3 No Right to Participate. No Participant or other employee of the Company or an Affiliate shall, at any time, have a right to participate in the Program for any Performance Cycle, notwithstanding having previously participated in the Program.
     3.4 Consent to Dispute Resolution. Participation in the Program constitutes consent by the Participant to be bound by the terms and conditions of the Dispute Resolution Program which in substance requires that all disputes arising out of or in any way related to employment with the Company or its Affiliates, including any disputes concerning the Program, be resolved exclusively through such program, which includes binding arbitration as the last step.

                                   ARTICLE IV

                                 ADMINISTRATION

     Within the first ninety (90) days of each Performance Cycle, the Committee shall establish the basis for payments under the Program in relation to given Performance Goals, as more fully described in Article V hereof, and, following the end of each Performance Cycle, determine the actual Award payable to each Participant. The Committee shall have the power and authority granted it under
Article IV of the 1993 Plan, including, without limitation, the authority to construe and interpret the Program, to prescribe, amend and rescind rules, regulations and procedures relating to its administration and to make all other determinations necessary or advisable for administration of the Program. To the extent permitted by Section (d) of Article IV of the 1993 Plan, the Committee may delegate some of its authority to the CEO. Decisions of the Committee, or its delegates, in accordance with the authority granted hereby or delegated pursuant hereto shall be conclusive and binding. Subject only to compliance with the express provisions hereof, the Committee or its delegates may act in their sole and absolute discretion with respect to matters within their authority under the Program.

                                    ARTICLE V

                              AWARD DETERMINATIONS

     5.1 Performance Measures. Within the first ninety (90) days of each Performance Cycle, the Committee shall select the Performance Measure or Measures to be used in determining the Performance Goals for such Performance Cycle. Different Performance Measures may be selected for particular Participant Categories or for particular Participants within the Participant Categories. The Performance Measures may, but need not, differ from one Performance Cycle to another.
     5.2 Performance Requirements. Within the first ninety (90) days of each Performance Cycle, the Committee shall approve the Performance Goal respecting each selected Performance Measure, and shall establish an Award Schedule which aligns the level of achievement of applicable Performance Goals with Incentive

Opportunities, such that the level of achievement of the pre-established Performance Goals at the end of the Performance Cycle will determine the actual Award. Performance Goals may be measured in absolute and/or relative terms and may be weighted differently.
     5.3 Award Determinations. After the end of each Performance Cycle, the Committee shall determine the extent to which the Performance Goals have been achieved and the amount of the Award shall be computed for each Participant in accordance with the Award Schedule.
     5.4 Incentive Opportunities. The established Incentive Opportunities will vary in relation to the Participant Categories. A Participant's assigned Participant Category for a particular Performance Cycle will not be changed during such Performance Cycle except as set forth in the last paragraph of
Section 3.2.
     5.5 Discretionary Adjustments. Except as provided below, established Performance Goals will not be changed during the Performance Cycle. However, if the Committee, in its sole and absolute discretion, determines that there has been (i) a material change in the Company's business, operations, corporate or capital structure, (ii) a material change in the manner in which business is conducted or (iii) any other material change or event (including merger, consolidation or other reorganization of any of the comparator companies used to determine achievement of relative Performance Goals) which will impact one or more Performance Goals in a manner the Committee did not intend, then the Committee may, reasonably contemporaneously with such change or event, make such adjustments to the relevant Performance Goal or Goals as it shall deem appropriate and equitable.

                                   ARTICLE VI

                             DISTRIBUTION OF AWARDS

     6.1 Form and Timing of Payment. Except as otherwise provided below, the amount of each Award shall be paid in cash, Common Stock (based upon Fair Market Value), or a combination thereof, on the Payment Date, or as soon thereafter as practicable. In the event of termination of a Participant's employment prior to the Payment Date for any reason other than death (in which case payment shall be made in accordance with the applicable provisions of Article VII), the amount of any Award (or prorated portion thereof) payable pursuant to the provisions of Sections 7.1 or 7.2 shall be paid in cash on the Payment Date, or as soon thereafter as practicable.
     6.2 Excess Remuneration. Notwithstanding the provisions of Section 6.1, to the extent that incentive compensation hereunder does not qualify as performance-based compensation pursuant to Section 162(m) of the Code, the Committee may, in its discretion, with respect to a Participant who is a "covered employee" for purposes of such Section 162(m), determine that payment of that portion of an Award which would otherwise cause such Participant's compensation to exceed the limitation on the amount of compensation deductible by the Company in any taxable year pursuant to such Section 162(m), be deferred until such Participant is no longer a "covered employee." In such case, interest shall be credited on the portion of the Award deferred for the period of the deferral as provided pursuant to Article IV of the Halliburton Company Benefit Restoration Plan, as amended, or other applicable plan.
     6.3 Elective Deferral. Nothing herein shall be deemed to preclude a Participant's election to defer receipt of a percentage of his or her Award beyond the time such amount would have been payable hereunder pursuant to the Halliburton Elective Deferral Plan or other similar plan.
     6.4 Tax Withholding. The Company or employing entity through which payment of an Award is to be made shall have the right to withhold from any cash or Common Stock remuneration hereunder payable to any Participant any tax required to be withheld by reason of such resulting compensation income.

                                   ARTICLE VII

                            TERMINATION OF EMPLOYMENT

     7.1 Termination of Service During Performance Cycle. In the event a Participant's employment is terminated prior to the last business day of a Performance Cycle for any reason other than death, normal retirement at or after age 65, approved early retirement or disability (as determined by the CEO or his delegate), all of such Participant's rights to an Award for such Performance Cycle shall be forfeited. In the case of a Participant's death during a Performance Cycle, the prorated amount of such Participant's Award, if any, applicable to such Performance Cycle shall be paid in cash to the Participant's estate, or if there is no administration of the estate, to the heirs at law, on the Payment Date, or as soon thereafter as practicable. In the case of a Participant's disability, normal retirement at or after age 65 or approved early retirement, the prorated amount of such Participant's Award, if any, applicable to such Performance Cycle shall be paid in accordance with the provisions of
Section 6.1.
     7.2 Termination of Service after End of Performance Cycle But Prior to the Payment Date. If a Participant's employment is terminated after the end of the applicable Performance Cycle, but prior to the Payment Date, for any reason other than termination for Cause, the amount of any Award applicable to such Performance Cycle shall be paid to the Participant in accordance with the provisions of Section 6.1, except in the case of death, in which case the amount of the Award shall be paid in cash to such Participant's estate, or if there is no administration of the estate, to the heirs at law, as soon as practicable.
     If a Participant's employment is terminated for Cause, all of such Participant's rights to an Award applicable to such Performance Cycle shall be forfeited.

                                  ARTICLE VIII

                    RIGHTS OF PARTICIPANTS AND BENEFICIARIES

     8.1 Status as a Participant or Beneficiary. Neither status as a Participant or Beneficiary shall be construed as a commitment that any Award will be paid or payable under the Program.
     8.2 Employment. Nothing contained in the Program or in any document related to the Program or to any Award shall confer upon any Participant any right to continue as an employee or in the employ of the Company or an Affiliate or constitute any contract or agreement of employment for a specific term or interfere in any way with the right of the Company or an Affiliate to reduce such person's compensation, to change the position held by such person or to terminate the employment of such person, with or without cause.
     8.3 Nontransferability. No benefit payable under, or interest in, this Program shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities or torts of any Participant or Beneficiary; provided, however, that, nothing in this Section 8.3 shall prevent transfer (i) by Will, (ii) by applicable laws of descent and distribution or (iii) pursuant to an order that satisfies the requirements for a "qualified domestic relations order" as such term is defined in section 206(d)(3)(B) of ERISA and section 414(p)(1)(A) of the Code. Any attempt at transfer, assignment or other alienation prohibited by the preceding sentence shall be disregarded and all amounts payable hereunder shall be paid only in accordance with the provisions of the Program.
     8.4 Nature of Program. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset of the Company or any Affiliate by reason of any Award hereunder. There shall be no funding of any benefits which may become payable hereunder. Nothing contained in the Program (or in any document related thereto), nor the creation or adoption of the Program, nor any action taken pursuant to the provisions of the Program shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or an Affiliate and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment with respect to an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company or other employing entity, as applicable. All amounts payable under the Program shall be paid from the general assets of the Company or employing entity, as applicable, and no special or separate fund or deposit shall be established and no segregation of assets shall be made to assure payment of such amounts. Nothing in the Program shall be deemed to give any employee any right to participate in the Program except in accordance herewith.

                                   ARTICLE IX

                                CORPORATE CHANGE

     In the event of a Corporate Change, (i) with respect to a Participant's Award for the Performance Cycle in which the Corporate Change occurred, such Participant shall be entitled to an immediate cash payment equal to the maximum amount of Award he or she would have been entitled to receive for the Performance Cycle, prorated to the date of the Corporate Change (provided, that any such immediate cash payment applied to a Participant who is a "covered employee" for purposes of Section 162(m) of the Code shall be discounted to reflect the time value of money); and (ii) with respect to a Corporate Change that occurs after the end of the Performance Cycle but prior to the Payment Date, a Participant shall be entitled to an immediate cash payment equal to the Award earned for such Performance Cycle.

                                    ARTICLE X

                            AMENDMENT AND TERMINATION

     Notwithstanding anything herein to the contrary, the Committee may, at any time, terminate, modify or suspend the Program; provided, however, that, without the prior consent of the Participants affected, no such action may adversely affect any rights or obligations with respect to any Awards theretofore earned but unpaid for a completed Performance Cycle, whether or not the amounts of such Awards have been computed and whether or not such Awards are then payable.

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Governing Law. The Program shall be construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof, except to the extent that it implicates matters which are the subject of the General Corporation Law of the State of Delaware, which matters shall be governed by the latter law.
     11.2 Successor. All obligations and rights of the Company under the Program shall be binding upon and inure to the benefit of any successor to the Company.
     11.3 Status of Stock. The Company shall not be obligated to issue any Common Stock pursuant to any Award hereunder at any time when the offering of the shares covered by such Award has not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel to the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for issuance and sale of such shares.
     11.4 Stockholder Approval. The "material terms" of the Program (within the meaning of Section 162(m) of the Code) shall be submitted for approval by the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the first meeting of the Company's stockholders that occurs every fifth year following the year in which stockholders previously approved such "material terms" (inclusive of approval of the 1993 Plan).